SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 27, 2014

SINO-GLOBAL SHIPPING AMERICA, LTD.

(Exact name of registrant as specified in its charter)

Virginia	001-34024	11-3588546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-56 39th Avenue, Room #305

Flushing, New York 11354

(Address of principal executive offices and zip code)

(718) 888-1814

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 27, 2014, Sino-Global Shipping America, Ltd. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with National Securities Corporation (the “Underwriter”), relating to the registered offering of 572,000 shares of the Company’s common stock, without par value per share. The price to the public in this offering is $1.76 per share.  Under the terms of the Underwriting Agreement, we have also granted the Underwriter an option, exercisable for 30 days, to purchase up to an additional 85,800 shares of common stock at the same price to cover over-allotments, if any.

The net proceeds to the Company from this offering are expected to be approximately $800,000, after deducting underwriting discounts and commissions and other estimated offering expenses, assuming no exercise by the Underwriter of the over-allotment option. The offering is expected to close on or about July 2, 2014, subject to customary closing conditions.

The offering is being made pursuant to our effective shelf registration statement on Form S-3 (Registration Statement No. 333- 194211) declared effective by the Securities and Exchange Commission on April 15, 2014, as supplemented by an applicable prospectus supplement. A copy of the opinion of the Company’s counsel, Kaufman & Canoles, P.C., relating to the legality of the issuance and sale of the shares in the offering is filed herewith as Exhibit 5.1.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The foregoing description of the offering and the Underwriting Agreement is not complete and is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.	OTHER EVENTS.

On June 27, 2014, we issued a press release announcing that we had priced the offering. The press release is attached as Exhibit 99.1 hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

5.1	Opinion of Kaufman & Canoles, P.C.

10.1	Underwriting Agreement, dated June 27, 2014.

23.1	Consent of Kaufman & Canoles, P.C. (contained in Exhibit 5.1 above).

99.1	Press Release dated June 27, 2014.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 27, 2014	SINO-GLOBAL SHIPPING AMERICA, LTD.

	By:	/s/ Lei Cao
	Name:	Lei Cao
	Its:	Chief Executive Officer

EXHIBIT INDEX

Exhibits.

5.1	Opinion of Kaufman & Canoles, P.C.

10.1	Underwriting Agreement, dated June 27, 2014.

23.1	Consent of Kaufman & Canoles, P.C. (contained in Exhibit 5.1 above).

99.1	Press Release dated June 27, 2014.